Exhibit 99.1

AMENDED AND RESTATED
SERVICING AGREEMENT

between

PENNSYLVANIA HIGHER EDUCATION ASSISTANCE AGENCY
as the Servicer

and

PHEAA STUDENT LOAN TRUST I
as the Issuer

Dated as of July 1, 2004

TABLE OF CONTENTS

1. DEFINITIONS AND REPRESENTATIONS

1.1 Definitions
1.2 Term and Scope.
1.3 Representations, Warranties and Covenants of the Servicer
1.4 Representations and Warranties of Issuer.
1.5 Survival of Representations and Warranties

2. SERVICING OF FINANCED STUDENT LOANS

2.1 Duties of the Servicer in the Capacity of Servicer.
2.2 Reporting Requirements of Servicer
2.3 Compliance Report
2.4 Servicing Fees.
2.5 Servicer Covenants
2.6 Confidential and Proprietary Information
2.7 Servicer Default.
2.8 Rights Upon Servicer Default.
2.9 Waiver of Past Servicer Defaults.

3. Termination
3.1 Termination
3.2 Disposition of Files on Termination

4. MISCELLANEOUS

4.1 Amendments; Changes; Modifications
4.2 Right of Inspection
4.3 Relationship of the Parties
4.4 Documentation.
4.5 Subordination of Agreement to Indenture: No Modification or Amendment to Indenture.
4.6 Recordation of Agreement
4.7 Limitation on Rights of Noteholders
4.8 Governing Law
4.9 Notices
4.10 Severability
4.11 Further Assurances and Corrective Instruments
4.12 No Rights Conferred on Others
4.13 Limitation on Liability of Parties
4.14 Limitation on Liability of Directors, Officers, Members, Employees and Agents of a Party
4.15 Counterparts
4.16 Headings
4.17 Gender
4.18 Forms and Report
4.19 Assignment to Trustee
4.20 Effect of New Law
4.21 Payment of Expenses
4.22 Limitation of Liability of the Owner Trustee

(i)

AMENDED AND RESTATED

SERVICING AGREEMENT

BETWEEN

PENNSYLVANIA HIGHER EDUCATION ASSISTANCE AGENCY

AND

PHEAA STUDENT LOAN TRUST I

This Amended and Restated Servicing Agreement, dated as of July 1, 2004 is made by and between the Pennsylvania Higher Education Assistance Agency, a public corporation and governmental instrumentality organized under the laws of the Commonwealth of Pennsylvania (the “Servicer”) and PHEAA Student Loan Trust I (the “Issuer”).

RECITALS:

The Issuer acquires and holds student loans which are guaranteed under a guarantee program established pursuant to the requirements of the Higher Education Act of 1965, as amended (the “Financed Student Loans”); and

The Issuer finances the acquisition of such Financed Student Loans through the issuance of student-loan asset-backed notes, which may be issued in multiple classes and series (the “Notes”).  The Notes are being issued pursuant to the provisions of the Indenture (as defined below) and one or more supplemental indentures; and

The Servicer, in its capacity as a servicer, has developed a computerized loan servicing system and is capable of providing services related to the origination, acquisition and servicing of the Financed Student Loans.  The Servicer has also developed a procedure for electronic student loan transactions (“Electronic Student Loan Transactions”), pursuant to which master promissory notes and subsequent disbursements may be signed, acknowledged and authenticated electronically.

Payment of principal of and interest on the Notes is expected to be derived from, among other things, principal and interest payments received by the Servicer on the Financed Student Loans.

Since the Issuer desired to utilize the expertise of the Servicer to service the Financed Student Loans its acquires, and the Servicer desired to undertake the obligation to service or cause to be serviced all such Financed Student Loans in accordance with the requirements of the Higher Education Act of 1965, as amended, regulations promulgated thereunder by the U.S. Department of Education and requirements issued by any applicable guarantor (collectively, the “Higher Education Act”), the parties entered that certain Servicing Agreement, dated as of December 1, 2003, to govern the relationship between them (the “December 2003 Agreement”).

The Issuer and the Servicer wish to correct certain provisions of the December 2003 Agreement by executing this Amended and Restated Servicing Agreement, which amends and restates the December 2003 Agreement in its entirety (this “Servicing Agreement”), and the relationship between the parties shall be governed after the date hereof under the terms hereinafter set forth.

In consideration of the premises and the mutual covenants contained herein, and the fees to be paid by the Issuer to the Servicer, the Issuer and the Servicer, intending to be legally bound, agree as follows:

1.  DEFINITIONS AND REPRESENTATIONS

1.1  Definitions.  In this Agreement, unless the context clearly requires otherwise, all words and terms shall have the meaning given them herein, or if not defined herein, shall have the meaning given them in Appendix A to that certain Indenture of Trust dated as of December 1, 2003, as amended by that certain First Amendment to Indenture of Trust and First Supplemental Indenture of Trust, dated as of June 30, 2004 (togther, the “Indenture”) between the Issuer and Manufacturers and Traders Trust Company, a New York corporation, as indenture trustee, and as eligible lender trustee:

(a)  “Act” means the Higher Education Act of 1965, as amended, and the Regulations promulgated thereunder by the Department of Education.

(b)  “Agreement” means this Amended and Restated Servicing Agreement by and between the Issuer and the Servicer as the same may be modified, amended or supplemented from time to time.

(c)  “Electronic Signature Process” means the process by which students selecting the electronic signature option enter into an Financed Student Loan with the Servicer, or any other lender utilizing an electronic signature process complying with all applicable state and federal law.

(d)  “Financed Student Loans” means those educational loans which the Issuer is authorized to make or acquire under the Indenture, which are guaranteed under a guarantee program established pursuant to the Act.

(e)  “Servicer” means the Pennsylvania Higher Education Assistance Agency and any sucessor servicer appointed under this Agreement provided that a Rating Confirmation has been received by the Indenture Trustee with respect to the appointment of such successor servicer.

(f)  “Term” means the term of this Agreement as set forth in Section 1.2 hereof.

1.2  Term and Scope.

(a)  The Term of this Agreement shall commence on the date first above written and shall continue for so long as any portion of the Financed Student Loans shall be held by the Servicer or the Trustee, unless earlier terminated as provided in Section 3.1 hereof.

(b)  The Issuer hereby authorizes and appoints the Servicer to act as its agent for the limited purpose of servicing the Financed Student Loans.  The Servicer agrees to perform its servicing obligations in compliance with all requirements of the Act and all other applicable laws and regulations, and in accordance with the terms and conditions of this Agreement and the Guarantee Agreements.

The authorization granted by this Agreement includes, but is not limited to, correspondence and communication with any Guarantor or the U.S. Department of Education regarding the Financed Student Loans, the assignment of claims to any guarantor or insurer, communication with borrowers and any other communication, correspondence, signature or other act required to service the Financed Student Loans in accordance with requirements of the Act or regulations promulgated by any Guarantor.

The Issuer hereby authorizes the Servicer to enter into subservicing contracts with an entity acting as a subservicer (a “Subservicer”) to provide the services required of the Servicer hereunder and to meet any obligations of the Issuer hereunder, so long as such contracts are permitted by the Indenture.  In the event Servicer commences servicing of any Financed Student Loans that were previously serviced by a Subservicer, the Servicer shall give prompt written notice of such event to each Rating Agency.

1.3  Representations, Warranties and Covenants of the Servicer.  The Servicer makes the following representations and warranties to the Issuer on the date of this Agreement, and, with respect to those representations and warranties in clauses (i), (ii), (iii), (iv),(v), (vii), (viii) and (ix), on each date on which a new series of Notes is issued under the Indenture:

(i)  The Servicer is a public corporation and government instrumentality duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania, is duly authorized and qualified to transact any and all business contemplated by this Agreement and possesses all requisite authority, power, licenses, permits and franchises to conduct its business and to execute, deliver and comply with its obligations under the terms of this Agreement, the execution, delivery and performance of which have been duly authorized by all necessary action on the part of the Servicer.

(ii)  The execution and delivery of this Agreement by the Servicer and the performance and compliance with the terms hereof by the Servicer will not violate or conflict with (i) the instruments creating the Servicer or governing its operations or (ii) any laws in any respect which could have any material adverse effect whatsoever upon the validity, performance or enforceability of any of the terms of this Agreement applicable to the Servicer, and will not constitute a default under, or result in the breach of, any contract, agreement or other instrument to which the Servicer is a party or which may be applicable to the Servicer or any of its assets.

(iii)  This Agreement, and all documents and instruments contemplated hereby which are executed and delivered by the Servicer, will constitute valid, legal and binding obligations of the Servicer, enforceable in accordance with their respective terms except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other laws or equitable principles affecting creditors’ rights generally.

(iv)  The Servicer is not subject to, or aware of the threat of, any litigation that is pending or, to the best of the Servicer’s knowledge, threatened against the Servicer which would prohibit its entering into this Agreement or consummating the transactions contemplated herein, or that is reasonably likely to be determined adversely to it and that, if so adversely determined, would have a material adverse effect on its financial condition or its ability to meet its obligations under this Agreement, and no outstanding or unpaid judgments against the Servicer exist.

(v)  The Servicer is not a party to or bound by any agreement or instrument or subject to any charter or other restriction or any judgment, order, writ, injunction, decree, law or regulation which now or in the future may substantially and adversely affect the ability of the Servicer to perform its obligations under this Agreement or which requires the consent of any third person to the execution of this Agreement or the consummation of the transactions contemplated herein.

(vi)  The Commonwealth of Pennsylvania has created the Board of Claims, pursuant to the provisions of the Act of May 20, 1937, P.L. 728, as amended by the Act of October 5, 1978, Act No. 260, 72 P.S. 4651-1 et seq., for the adjustment of claims arising from contracts entered into by the Commonwealth.  Claims against the Servicer respecting any matter pertaining to this Agreement or any part thereof are subject to the statutory jurisdiction of the Board of Claims.

(vii)  The Servicer is entitled to the insurance benefits provided under the Risk Management Program of the Commonwealth of Pennsylvania which includes property and casualty and employee misuse of funds coverage.

(viii)  All Servicer financial statements delivered to the Issuer were prepared according to the U.S. generally accepted accounting principles (“GAAP”) applicable to it, consistently applied and present fairly, in all material respects, the financial condition, results of operations and cash flows of the Servicer as of, and for the portion of the fiscal year ending on their date or dates (subject, in the case of financial statements other than annual ones, only to normal year-end adjustments).

(ix)  No event that could cause a material adverse effect on the Servicer’s financial condition has occurred, and if such event does occur, the Servicer shall promptly give the Issuer notice thereof.

(x)  The Servicer’s examination process did not disclose or create any basis upon which to believe that each Financed Student Loan for which a certificate has been delivered under the Custody Agreement, except as indicated in such certificate, (i) is not in compliance in all material respects with all laws and rules and regulations with respect to the guaranty thereof, and (ii) does not conform to the applicable requirements of eligibility for guaranty.

1.4  Representations and Warranties of Issuer.

The Issuer represents and warrants to the Servicer on the date of this Agreement:

(a)  The Issuer (i) is duly organized, validly existing, and in good standing under the laws of the jurisdiction in which it is formed; (ii) is duly qualified to transact business as a Delaware statutory trust; and (iii) possesses all requisite authority, permits and power to conduct its business as contemplated by this Agreement.

(b)  The execution and delivery by the Issuer of this Agreement and the performance of its obligations hereunder (i) are within its organizational power; (ii) have been duly authorized by all necessary action; (iii) require no action by or filing with any governmental agency, except for any action or filing that has been taken or made on or before the date of this Agreement; and (iv) do not violate any provision of its certificate of trust.

(c)  This Agreement will, upon execution and delivery by all parties thereto, constitute a legal and binding obligation of the Issuer, enforceable against the Issuer according to its terms.

(d)  The Issuer is not subject to, or aware of the threat of, any litigation that is reasonably likely to be determined adversely to it and that, if so adversely determined, would have a material adverse effect on its financial condition relevant to this Agreement.

1.5  Survival of Representations and Warranties.  Each representation and warranty made in this Agreement by the Servicer and the Issuer shall survive the execution and delivery of this Agreement and the subsequent transfer of each Financed Student Loan.

2.  SERVICING OF FINANCED STUDENT LOANS

2.1  Duties of the Servicer in the Capacity of Servicer.  The Servicer covenants and agrees to service or cause to be serviced, each Financed Student Loan in compliance with all requirements of the Act, the Guarantee Agreements and all other applicable laws and regulations.  The Servicer agrees to perform all services and duties customary to the servicing of Student Loans, including all collection practices and to do so in the same manner as the Servicer has serviced Student Loans for parties other than the Issuer.  Without limiting the foregoing, in fulfillment of its obligations hereunder, the Servicer shall (or its Subservicer shall):

(a)  Maintain a complete and separate file for the Financed Student Loans of each borrower, which file shall include all documentation and correspondence related to the Financed Student Loans.

(b)  Investigate Financed Student Loans that became delinquent and establish and maintain systems for sending out statements, payment coupons and charging and collecting late payment fees in accordance with provisions of the Act and all other applicable laws and regulations.

(c)  Perform the actions necessary to maintain the guarantee and/or insurance on each Financed Student Loan at all times.

(d)  Exercise “due diligence” as that term is defined in the Act and in Section 5 hereof.

(e)  Prepare and maintain accounting records with respect to the Financed Student Loans; process refunds and other adjustments; process address changes and maintain address records.

(f)  Collect all payments with respect to the Financed Student Loans and deliver all such payments to the Indenture Trustee for deposit into the Revenue Fund established under the Indenture, including without limitation guarantee payments, Interest Subsidy Payments and Special Allowance Payments with respect to the Financed Student Loans.  The Servicer shall remit collected funds by automated clearing house within two (2) business days of receipt to the Indenture Trustee.  The Servicer shall also prepare reports and submit the same to the Indenture Trustee and the Issuer or its designee within fifteen (15) business days after the end of each quarter as required to assure payment by the Secretary of Education of Interest Subsidy and Special Allowance Payments.

(g)  Retain summary records of contacts, follow-ups and collection efforts, and records of written correspondence relating to the Financed Student Loans of each borrower sufficient to ensure claim payment.

(h)  Process adjustments including NSF checks, status changes, forbearances, deferments and Financed Student Loans paid in full.

(i)  Prepare and transmit to the Issuer or its designee reports, including but not limited to ED Form 799, required by the U. S. Department of Education or any Guarantor regulations.

(j)  In the case of defaulted Financed Student Loans, promptly take the actions necessary to file and prove a claim for loss with the Guarantor as required, and assume responsibility for communication and contact with the Guarantor to accomplish recovery on such defaulted Financed Student Loans and take all other actions required under the Act with respect to delinquent student loans.

(k)  At all times identify the Issuer and the Issuer’s Eligible Lender Trustee as the owners of the Financed Student Loans and identify the Indenture Trustee as a party which maintains a security interest in the Financed Student Loan.

(l)  Maintain a duplicate or copy of the file (which may be in the form of computer tape, microfilm or other electronic image) for each Borrower at an off-site location.

(m)  Maintain the original file in fireproof cabinets or in other fireproof storage.

(n)  (i) Prepare and furnish to the Issuer and the Indenture Trustee the monthly reports with respect to the Financed Student Loans on or before the 15th day of each month, together with the monthly servicer’s certificate in the form attached hereto as Exhibit A, as required by Section 12.03 of the Indenture; and (ii) prepare and furnish to the Issuer, the Administrator and the Indenture Trustee by September 15 of each year, commencing September 15, 2004, the certificate required under Section 4.05(g) of the Indenture.

(o)  Ensure the timely payment of taxes, accounting fees, outside auditor fees, data processing costs and other costs incurred in servicing the Financed Student Loans.

(p)  The Servicer agrees that during the term of this Agreement it shall notify the Indenture Trustee if for any reason it shall fail to remain entitled to the insurance benefits provided under the Risk Management Program of the Commonwealth of Pennsylvania which includes property and casualty and employee misuse of funds coverage, and in such event, to the extent permitted by applicable laws or regulation in the Commonwealth of Pennsylvania, it shall obtain other insurance policies and coverage.

(q)  Handle all required borrower contact functions and immediately respond to any communication received which is in the nature of a complaint.  Promptly answer all inquiries from borrowers, the Indenture Trustee, the Administrator, or the Issuer pertaining to the Financed Student Loans, disbursements, refunds or school status.  Such inquiries may, if necessary, be referred to the educational institution the student attended or is attending.  The Servicer shall have no responsibility with respect to any dispute between the student and the educational institution regarding tuition, fees or refunds.

(r)  The Servicer may, in its discretion, establish and maintain a method for charging and collecting late payment fees, provided such method is in accordance with provisions of the Act and all other applicable laws and regulations.

(s)  Act as custodian and bailee with respect to all original documents and hold them subject to the lien of the Indenture in favor of the Indenture Trustee and pursuant to the related Custody Agreement.  The Servicer agrees to enter into any reasonable custodian, bailment or similar agreement reasonably required by the Issuer with respect to perfecting and protecting the security interests of any secured party.

(t)  If any Financed Student Loan has lost its guarantee and/or insurance due to the actions of any prior originator, servicer or holder of the Financed Student Loan, the Servicer will, at the written request of the Issuer, the Administrator, or the Indenture Trustee, use its best efforts to reinstate such guarantee or insurance; provided, however, that the Servicer makes no representation that such reinstatement will occur.

(u)  If requested by the Issuer, remit monthly rebate fees to the U.S. Department of Education with respect to the Financed Student Loans.  Upon receipt of satisfactory documentation, the Issuer shall promptly wire transfer to the Servicer or its designee, from amounts held under the Indenture, the amount of funds required to pay such fees.  The Servicer shall provide, or cause to be provided to the Issuer, on a monthly basis, information needed to determine the monthly rebate fees.

2.2  Reporting Requirements of Servicer.  The Servicer shall provide promptly to the Issuer and the Indenture Trustee such information and reports as the either party may from time to time reasonably request, either in paper form, stored on a CD-Rom, or via other electronic form.

(a)  Within fifteen (15) days after the close of each month, the Servicer shall deliver to the Indenture Trustee a statement indicating the portion of the payments so deposited which represents (i) principal payments with respect to Financed Student Loans, (ii) interest payments with respect to Financed Student Loans, (iii) late charges with respect to Financed Student Loans and (iv) insurance payments with respect to Financed Student Loans (including a statement as to which portion of such payments represents principal and which portion represents interest).

(b)  The Servicer shall prepare and maintain all appropriate accounting records with respect to all transactions related to each Financed Student Loan, including, but not limited to, accounting for all payments of principal, interest, loan origination fees, late fees and insurance payments for each Financed Student Loan.

(c)  So long as Notes are outstanding, the Servicer shall prepare and furnish to the Indenture Trustee, within fifteen (15) days after the close of each month, the following with respect to activity concerning each Financed Student Loan during the preceding month:

(i)  a breakdown as to the principal and interest paid on the Financed Student Loans during the preceding month;

(ii)  the principal balance of Financed Student Loans as of the close of business on the last day of the preceding month;

(iii)  the pool balance of Financed Student Loans as of the close of business on the last day of the preceding month;

(iv)  the number and principal amount of Financed Student Loans that are delinquent or for which claims have been filed with a guarantee agency; and

(v)  a summary report showing status (i.e., in school, repayment, deferment) and the unpaid principal balance of each Financed Student Loan as of the last day of such preceding month;

(vi)  a report of Financed Student Loans paid in full during such preceding month; and

(vii)  a report specifying the number of and the aggregate unpaid principal amount of claims made during such preceding month on defaulted Financed Student Loans, the number and aggregate unpaid principal amount of Financed Student Loans being serviced by the Servicer as of the last day of such preceding month and the aggregate unpaid principal amount of defaulted Financed Student Loans as of the last day of such preceding month.

(d)  The Servicer shall maintain a duplicate or copy of the file or record (which may be on microfilm, CD-Rom or in any other computer-readable form) pertaining to each Financed Student Loan maintained as security under the Indenture, at a location separate and apart from that at which the original of such file is maintained.

2.3  Compliance Report.  The Servicer agrees that it shall permit, not more than once per year, the Issuer, the Indenture Trustee or either of their designees to conduct or have conducted a procedural audit regarding the Servicer’s or Subservicer’s compliance with the requirements of the Act or the terms of this Agreement.  Such audits shall be at the expense of the Issuer. The Servicer agrees to cause a certified public accounting firm to perform a review of the Servicer’s compliance with the terms of this Agreement in compliance with the Uniform Single Attestation Program for Mortgage Bankers within 60 days after the end of each fiscal year of the Issuer and to provide a copy of such firm’s report to the Indenture Trustee, the Administrator and the Issuer within 75 days after the end of each fiscal year of the Issuer.  The Servicer shall also execute and deliver to the Administrator a certificate in the form of Exhibit B attached hereto within 75 days after the end of each fiscal year of the Issuer. Notwithstanding the foregoing, in the event that the content of the reports required to be filed by the Issuer under Section 15(d) of the Exchange Act is changed or the substance of the certification required to be filed with such reports under Section 302 of the Sarbanes Oxley Act of 2002 is changed, the Servicer agrees to deliver such reports and to execute and deliver such certificates as are reasonably requested by the Issuer in order to comply with such requirements and to do so on a timely basis.

2.4  Servicing Fees.

(a)  Subject to the terms of the Indenture, the Issuer shall pay to the Servicer, out of funds under the Indenture, an annual fee, payable monthly, equal to (a) the end-of-month Principal Balance of Financed Student Loans serviced by the Servicer during such month, multiplied by (i) 0.50%, divided by (ii) twelve, or (b) such other amount as may be otherwise set forth in the related Supplemental Indenture with respect to the Financed Student Loans collateralizing all of the Notes or any individual series of Notes, as applicable.

(b)  The Issuer shall pay the Servicer, out of funds under the Indenture, for such other services rendered by the Servicer at the request of the Issuer which are not the customary functions contemplated to be performed by the Servicer pursuant to this Agreement in such amount as agreed to by the Servicer and the Issuer.  Prior to complying with such a request, the Servicer shall notify the Issuer and the Indenture Trustee if it has determined that such request warrants payment of such fees.

(c)  The Servicer may increase the fees, charges and expenses from those set forth herein by giving at least thirty (30) days notice thereof to the Indenture Trustee, the Administrator and the Issuer, provided that a Rating Confirmation has been received with respect thereto.

(d)  The Servicer shall submit on a monthly basis an invoice prepared in accordance with the terms of this Agreement to the Issuer, the Administrator and the Indenture Trustee, and the Issuer shall cause the Indenture Trustee to remit payment from fund held in the Revenue Fund established under the Indenture for services performed as shown on that invoice.

(e)  Payment is due to the Servicer on the 25th day of each calendar month, or if such day is not a business day, on the following business day.  The billing package shall consist of an invoice and supporting documentation.

(f)  The Servicer acknowledges that the Issuer shall be entitled to receive all payments of principal and interest received with respect to the Financed Student Loans and that the Servicer shall have no right to retain such amounts as payment of any fees due to the Servicer from the Issuer under the terms of this Agreement.  The Issuer hereby authorizes the Servicer to assess, collect and retain from Borrower payments any amounts that the Issuer is permitted by law or regulation to assess with respect to late charges, non-sufficient fund (“NSF”) processing or other collection costs as additional servicing compensation.

(g)  If other costs beyond the control of the Servicer shall increase, including, without limitation, increased costs resulting from changes in the Higher Education Act or interpretations thereof or changes in Guarantor requirements, increases in postal rates, or the imposition of any tax or assessment not currently being charged against the fees of the Servicer, then the Servicer shall provide the Issuer with sixty (60) days prior written notice (and including supporting documentation) of such proposed increased costs and expenses.  If the Issuer accepts such increased costs and expenses and a Rating Confirmation is received with respect to such increase, the increased costs and expenses will go into effect at the beginning of the first calendar month after receipt of such Rating Confirmation.  If the Issuer objects to such fee increase and the Servicer fails to agree to reduce or eliminate the increase in a manner satisfactory to the Issuer, then an early termination will occur and the servicing of the Financed Student Loans will be transferred to such successor servicer as the Issuer shall designate at the Servicer’s sole cost within one hundred eighty (180) days after receipt of said notice; provided, however, no such early termination shall occur unless and until the Issuer shall have entered into another agreement similar to this Agreement with a successor servicer and a Rating Confirmation has been received with respect thereto.

(h)  The Servicer acknowledges that so long as the Notes are outstanding, the Indenture Trustee contemplates paying all servicing fees payable in this Section 2.4, from funds available for such purpose in the Revenue Fund created under the Indenture, subject, however, to the priority of other parties established and provided under the Indenture.  To the extent that there are funds in the Revenue Fund or if moneys are otherwise available therefor, the Indenture Trustee will pay the Servicer ‘s fees in the manner provided in the Indenture.  The Indenture Trustee’s liability under this Agreement shall be limited to only that which is provided for under the Indenture, and such liability shall at no time be deemed a general obligation of the Indenture Trustee.  The foregoing notwithstanding, the Servicer covenants and agrees to be bound by the terms and provisions of this Agreement in all respects, and to perform its obligations hereunder, regardless of the receipt or nonreceipt by it of any payments in respect of servicing fees, subject to its rights under Section 3.1 hereof to terminate this Agreement for nonpayment of fees.

2.5  Servicer Covenants.  The Servicer hereby covenants and agrees that during the term of this Agreement:

(a)  The Servicer will satisfy all of its obligations with respect to the Financed Student Loans, maintain in effect all qualifications required in order to service the Financed Student Loans and comply in all material respects with all requirements of law if a failure to comply would have a material adverse effect on the interest of the Issuer or the Indenture Trustee.

(b)  Except for delinquent loans with a remaining balance of less than $50, the Servicer will not permit any rescission or cancellation of a Financed Student Loan except as ordered by a court or other government authority or as consented to by the Eligible Lender Trustee and the Indenture Trustee.

(c)  The Servicer will do nothing to impair the rights of the Noteholders.

(d)  The Servicer will not reschedule, revise, defer or otherwise compromise payments due on any Financed Student Loan except during any applicable interest only, deferral or forebearance periods or otherwise in accordance with all applicable standards and requirements for the servicing of the Financed Student Loans.

2.6  Confidential and Proprietary Information.  During the term of this Agreement and thereafter, each party and its respective agents and employees will maintain the confidentiality of all flow charts, operations manuals, servicing costs and information disclosed pursuant to, and contained in, this Agreement or entrusted to it by the other party, except where disclosure is required pursuant to the Indenture or by applicable law.  In the event of termination of this Agreement, each party will return to the other party such confidential materials in its possession belonging to the other party, and will not use or disclose any such confidential materials and/or information without the prior written consent of the other party.

2.7  Servicer Default.

Each of the following constitute a “Servicer Default” hereunder:

(a)  any failure by the Servicer to deliver to the Indenture Trustee for deposit in any of the Trust Accounts any payment required by the Basic Documents, which failure continues unremedied for three (3) business days after written notice of such failure is received by the Servicer from the Eligible Lender Trustee, the Indenture Trustee or the Administrator or after discovery of such failure by an officer of the Servicer; or

(b)  any breach of a representation or warranty of the Servicer contained in Section 1.3 of this Agreement or failure by the Servicer duly to observe or to perform in any material respect any term, covenant or agreement set forth in this Agreement or in any other Basic Document, which breach or failure shall (i) materially and adversely affect the rights of Noteholders or any Derivative Product Counterparties and (ii) continue unremedied for a period of sixty (60) days after the date of discovery of such failure by an officer of the Servicer or the date on which written notice of such breach or failure, requiring the same to be remedied, shall have been given (A) to the Servicer, by the Indenture Trustee, the Eligible Lender Trustee or the Administrator, or (B) to the Servicer, the Indenture Trustee and the Eligible Lender Trustee by Noteholders representing not less than 25% of the aggregate principal balance of the Notes Outstanding; or

(c)  an Event of Insolvency occurs with respect to the Servicer; or

(d)  any failure by the Servicer to comply with any requirements under the Higher Education Act resulting in a loss of its eligibility as a third-party servicer.

Servicer Default does not include any failure of the Servicer to service a Financed Student Loan in accordance with the Higher Education Act, so long as the Servicer is in compliance with its obligations under this Agreement and as long as the Servicer has paid the amount of any payments lost as a result of the Servicer’s actions to the Indenture Trustee for the benefit of the Noteholders.

2.8  Rights Upon Servicer Default.

In each and every case, so long as the Servicer Default has not been remedied, either the Indenture Trustee, or the holders of Notes evidencing not less than 25% of the aggregate principal balance of the Notes Outstanding, by notice then given in writing to the Servicer (and to the Indenture Trustee and the Eligible Lender Trustee if given by the Noteholders) may terminate all the rights and obligations (other than the rights and obligations set forth in Sections 3.1 and 3.2 hereof) of the Servicer under this Agreement.  Only the

Indenture Trustee or the Noteholders, and not the Eligible Lender Trustee, will have the ability to remove the Servicer if a Servicer Default occurs while the Notes are Outstanding.

As of the effective date of termination of the Servicer, all authority and power of the Servicer under this Agreement, whether with respect to the Notes or the Financed Student Loans or otherwise, shall, without further action, pass to and be vested in the Indenture Trustee or such successor servicer as may be appointed, and all files shall be transferred and processed as provided in Section 3.2 hereof.  The successor servicer will succeed to all the responsibilities, duties and liabilities of the Servicer under this Agreement and will be entitled to similar compensation arrangements.  Notwithstanding the provisions of this Agreement, in the event the Indenture Trustee is unable to engage a successor servicer for the Financed Student Loans for the fees that are payable to the Servicer under this Agreement, then the Indenture Trustee, with the consent of the Administrator (which consent shall not be unreasonably withheld or delayed), may increase the fees payable to such successor servicer under this Agreement provided that a Rating Confirmation has been received with respect thereto.

The Servicer shall cooperate with the successor servicer, the Indenture Trustee and the Eligible Lender Trustee in effecting the termination of the responsibilities and rights of the Servicer under this Agreement, including the transfer to the successor servicer for administration by it of all cash amounts that shall at the time be held by the Servicer pursuant to this Agreement, or shall thereafter be received by it with respect to a Financed Student Loan.  All reasonable costs and expenses (including attorneys’ fees) incurred in connection with transferring the Financed Student Loan files to the successor servicer and amending this Agreement and any other Basic Documents to reflect such succession of servicer pursuant to this Section 2.8 shall be paid by the Servicer (other than in connection with the Indenture Trustee acting as the servicer under this Section 2.8) upon presentation of reasonable documentation of such costs and expenses.  Upon receipt of notice of the occurrence of a Servicer Default, the Issuer shall give notice thereof to the Rating Agencies.

If the Indenture Trustee is unwilling or unable to act, it may appoint, or petition a court for the appointment of, a successor whose regular business includes the servicing of student loans.  If, however, a bankruptcy trustee or similar official has been appointed for the Servicer, and no Servicer Default other than that appointment has occurred, the trustee may have the power to prevent the Indenture Trustee or the Noteholders from effecting the transfer.

2.9  Waiver of Past Servicer Defaults.

The Noteholders evidencing a majority of the aggregate principal balance of the Notes Outstanding, in the case of any Servicer Default which does not adversely affect the Indenture Trustee or the Noteholders, may, on behalf of all Noteholders, waive in writing any default by the Servicer in the performance of its obligations hereunder and any consequences thereof, except a default in making any required deposits to or payments (or giving instructions regarding the same) in accordance with this Agreement.  Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement.  No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

The Issuer may designate another servicer with respect to its student loans.  Any servicer, other than The Pennsylvania Higher Education Assistance Agency, may be appointed, provided that a Rating Confirmation has been received with respect thereto.

3.  TERMINATION

3.1  Termination.  This Agreement will terminate upon the occurrence of the earlier of (i) the termination of the Indenture; (ii) early termination pursuant to Sections 2.4(g) or (h) or Section 2.8 hereof; and (iii) payment in full of all of the Financed Student Loans being serviced hereunder.

The Servicer may not resign from its obligations and duties as Servicer hereunder, except in accordance with Section 2.4(h), or upon determination that the Servicer’s performance of its duties is no longer permissible under applicable law.  No resignation will become effective until the Indenture Trustee or a successor servicer has assumed the Servicer’s servicing obligations and duties under this Agreement.

In the event of termination of this Agreement, the Issuer shall remain liable for all fees due and payable hereunder.  Termination shall be made without prejudice to any other rights or remedies either party may have at law or in equity.  The obligations of the Servicer under Sections 2.1 and  2.2 hereof, and the representations and warranties in Section 1.3 and 1.4 shall survive any termination of this Agreement and shall remain in effect for all Financed Student Loans with respect to the time during which the Financed Student Loans were serviced by the Servicer.  The rights and obligations of the Servicer contained in Section 3.2 hereof shall survive termination of this Agreement.  In the event that servicing on any Financed Student Loan is transferred to a successor servicer, such successor servicer shall be required by the Issuer to engage in reasonable good faith efforts to obtain payment on any claim initially rejected by a guarantor for payment including, without limitation, involving the Servicer in such effort, where the reason for claim denial relates to the period during which the Servicer serviced such Financed Student Loan hereunder.  However, if the cause for claim denial is reasonably attributable to the Servicer’s actions or inactions, the Servicer shall be responsible therefore.  Servicer acknowledges that Issuer will assign this Agreement to the Indenture Trustee on behalf of the Noteholders and that the Indenture Trustee will be entitled to enforce this Agreement against Servicer.

3.2  Disposition of Files on Termination.  Upon termination of this Agreement, all files (physical and electronic) held by the Servicer with respect to Financed Student Loans shall be promptly transferred to the Issuer or its designee in such form as the Issuer reasonably requests.  The Issuer shall be responsible for payment of reasonable expenses related to the transfer of the records unless the Issuer is removing the Financed Student Loans because of a breach by the Servicer.  In such instance, the Servicer shall bear the cost of deconverting and transferring the Financed Student Loan documentation.

4.  MISCELLANEOUS

4.1  Amendments; Changes; Modifications.  This Agreement (a) may be amended, supplemented or modified only by written instrument duly executed by the parties hereto; (b) shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, and (c) except as provided in Section 3.1 hereof, may not be terminated or assigned by any party hereto without the prior written consent of the other party hereto.  Any succession as a result of merger or acquisition by either party shall not require any assignment or written modification hereof, and any such successor shall be considered as an original party hereto.

4.2  Right of Inspection.  The Indenture Trustee, the Administrator and the Owner Trustee (or any governmental agency having jurisdiction over any of them) shall have the right, at any time and from time to time, during normal business hours, at their own expense and upon reasonable notice to the Servicer, to examine and review any and all of the Servicer ‘s records (including electronic records in whatever form maintained) pertaining to any Financed Student Loan.

4.3  Relationship of the Parties.  The parties to this Agreement intend that the Servicer shall render the services contemplated by this Agreement as an independent contractor.  The Servicer and its employees, agents and servants are not to be considered agents or employees of the Indenture Trustee or the Owner Trustee for any purpose whatsoever.

4.4  Documentation.

(a)  The Servicer shall use its best efforts to obtain and shall maintain custody of either i) the original promissory notes or, ii) in the event that such original promissory notes cannot be located, copies of such promissory notes certified to be a true and correct copy by the Servicer, evidencing the Financed Student Loans.  Alternatively, the Servicer shall maintain custody of either a tape or CD-Rom containing an electronic imprint of all promissory notes signed electronically in accordance with the Servicer ‘s Electronic Signature Process.  The Indenture Trustee shall deliver notes, copies or records thereof as the Servicer reasonably advises is necessary to permit proper servicing hereunder.  Nothing in the foregoing shall require the Servicer to obtain Master Promissory Notes relating to Financed Student Loans it has purchased from other lenders if other lenders (i) retain or (ii) guarantee, all or any portion of the student’s payment obligation under such Master Promissory Note.

(b)  The Servicer, as Servicer hereunder, shall maintain on its origination and servicing system, referred to by the servicemark “Compass” (or such successor system, together with attendant upgrades and updates, the “Origination and Servicing System”), records clearly identifying each Financed Student Loan as property of the Servicer pledged to the Indenture Trustee as security for the Notes, including principal amount outstanding, type of loan, name of student and indicators which identify whether the student utilized the Servicer’s Electronic Signature Process.  The Servicer may combine documentation and system records for each Master Promissory Note so long as the Servicer does so in a manner which will ensure that each

Financed Student Loan extended pursuant to such Master Promissory Note may be separately identified and transferred or sold.  From time to time the Servicer shall, upon request of the Indenture Trustee, submit such information and take such action as may be reasonably required by the Indenture Trustee to assure that such Financed Student Loans are maintained in a proper and secure condition.

(c)  Except as required by law, the Servicer shall maintain the confidentiality of the information provided hereunder and shall not disclose or in any way communicate such information to third parties without the express written consent of the Indenture Trustee and the Issuer.  The Servicer shall provide a reasonably designed security system for access to original documents and to its computer system.

4.5  Subordination of Agreement to Indenture: No Modification or Amendment to Indenture.

(a)  The duties or obligations of the Servicer, as Servicer and the Indenture Trustee, to any party, arising under this Agreement are hereby subordinated to the duties or obligations of the Servicer and the Indenture Trustee established under or arising out of the Indenture.

(b)  Neither this Agreement nor any provision contained herein shall be or shall be deemed to be a modification of or an amendment to the Indenture or to any covenant, obligation or duty of the Servicer or the Indenture Trustee contained therein or arising therefrom.

4.6  Recordation of Agreement.  Each party agrees that this Agreement, or a memorandum of any portion or portions hereof, may be recorded in all appropriate public offices for recording security agreements.

4.7  Limitation on Rights of Noteholders.  No Noteholder shall have any right to institute a suit with respect to this Agreement except as provided in this Agreement and the Indenture and for the equal benefit of all Noteholders.

4.8  Governing Law.  This Agreement shall be construed in accordance with the laws of the Commonwealth of Pennsylvania, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

4.9  Notices.  All notices, certificates or other communications hereunder shall be in writing and deemed given when delivered or five (5) days after mailing by certified or registered mail, postage prepaid, return receipt requested, addressed as set forth below:

If intended for the Servicer:

Pennsylvania Higher Education Assistance Agency
1200 North Seventh Street, 6th Floor
Harrisburg, Pennsylvania 17102
Attention: Richard E. Willey,
President & CEO

or, if intended for the Issuer:

PHEAA Student Loan Trust I
c/o Wachovia Bank of Delaware, N.A.
One Rodney Square
Suite 102, 920 King Street
Wilmington, DE 19801
Attention: Corporate Trust Department

4.10  Severability.  In the event any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.  Such invalid or unenforceable provisions shall be amended, if possible, in accordance with Section 3.1 hereof in order to accomplish the purposes of this Agreement.

4.11  Further Assurances and Corrective Instruments.  To the extent permitted by law, the Indenture Trustee and the Servicer agree that each will, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such supplements hereto and such further instruments as may reasonably be required or appropriate to further express the intention of the parties hereto or to facilitate the performance of this Agreement.

4.12  No Rights Conferred on Others.  Nothing in this Agreement shall confer any right upon any person other than the Servicer, the Issuer and the Indenture Trustee and any of their lawful successors and assigns as provided herein.

4.13  Limitation on Liability of Parties.  Each party to this Agreement shall be liable under this Agreement only to the extent that obligations are imposed upon the party against whom enforcement is sought.

4.14  Limitation on Liability of Directors, Officers, Members, Employees and Agents of a Party.  No director, officer, member, employee or agent of any party to this Agreement shall be liable to any other party or to the Noteholders for the taking of any action or for refraining to take any action in good faith pursuant to this Agreement.

4.15  Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be an original; however, all such counterparts shall together constitute one and the same instrument.

4.16  Headings.  The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

4.17  Gender.  Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular shall be held and construed to include the plural, unless this Agreement or the context otherwise requires.

4.18  Forms and Report.  All forms of Financed Student Loan documents and reports required by this Agreement will be prescribed as the Indenture Trustee shall reasonably deem appropriate, provided the Servicer is reasonably able to provide such reports without incurring material additional expense or such documents and reports are reasonably available to the Servicer.

4.19  Assignment to Trustee.  The Issuer has, simultaneously with the delivery of the Notes, assigned its interest in and pledged any moneys received under this Agreement to the Indenture Trustee as security for the payment of the principal of and interest on the Notes.

4.20  Effect of New Law.  The Servicer shall be relieved from the performance of any obligation imposed upon the Servicer by this Agreement if performance by the Servicer is prohibited because of a change in any existing law or the enactment of any new law, in each case effective after the date of this Agreement, including without limitation any law pertaining to the Act and all rules, regulations and interpretations of the Federal Deposit Insurance Corporation, the Comptroller of the Currency, the Board of Governors of the Federal Reserve System or any other state or federal regulatory Servicer.

4.21  Payment of Expenses.  The Servicer shall pay its own expenses incurred in connection with the preparation, execution and delivery of this Agreement and the transactions herein contemplated, including but not limited to the fees and expenses of legal counsel. Expenses of the Indenture Trustee shall be paid in accordance with the applicable provisions of the Indenture.

4.22  Limitation of Liability of the Owner Trustee.  It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by the Owner Trustee, not individually or personally but solely as owner trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by the Owner Trustee but is made and intended for the purpose of binding only the Issuer and (c) under no circumstances shall the Owner Trustee be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or the other Basic Documents.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written.

PENNSYLVANIA HIGHER EDUCATION ASSISTANCE AGENCY, as Servicer

BY:
Richard E. Willey
President and Chief Executive Officer

PHEAA STUDENT LOAN TRUST I, as Issuer
By: Wachovia Bank of Delaware, National Association, not in its individual capacity but solely in its capacity as Owner Trustee

By:

EXHIBIT A

MONTHLY SERVICER’S CERTIFICATION

SERVICING OFFICER’S CERTIFICATION

Re:  PHEAA Student Loan Trust I, Series 200   -   , Student Loan Asset-Backed Notes

I,                           , being a duly appointed and acting officer of the Pennsylvania Higher Education Assistance Agency, in its capacity as servicer (the “Servicer”) with respect to the Financed Student Loans, as such term is defined in that certain Indenture of Trust, dated as of December 1, 2003, as amended by that certain First Amendment to Indenture of Trust and the First Supplemental Indenture of Trust, dated June 30, 2004 (together “the Indenture”), each as between the PHEAA Student Loan Trust I (the “Issuer”), and Manufacturers and Traders Trust Company, as Indenture Trustee and Eligible Lender Trustee (the “Trustee”), do hereby certify on behalf of the Servicer, but without personal liability, in accordance with Section 12.03 of the Indenture, that:

1.  In my capacity as an officer and employee of the Servicer, I have prepared or reviewed the information contained in the monthly reports submitted to the Trustee in connection with the servicing of the Financed Student Loans owned by the Issuer;

2.  Based on my knowledge, the information required by Section 12.04 of the Indenture contained in these monthly reports was complete and correct in all material respects as of the last day of                           , 20     ;

3.  Based on my knowledge, the servicing information required to be provided to the Trustee by the Servicer under the Indenture for inclusion in these reports is included in these reports; and

4.  I am responsible for reviewing the activities performed by the Servicer under the Amended and Restated Servicing Agreement, dated as of July 1, 2004 by and between the Issuer and the Servicer, and based upon my knowledge and except as disclosed to the Trustee, the Servicer has fulfilled its obligations under the Indenture.

Date:                , 200

PENNSYLVANIA HIGHER EDUCATION ASSISTANCE AGENCY

By:
Name:
Title:

EXHIBIT B

ANNUAL SERVICER’S CERTIFICATION

CERTIFICATIONS OF PERIODIC REPORTS PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

Re:  PHEAA Student Loan Trust I
PHEAA Student Loan Trust I Student Loan Asset-Backed Notes, Series 200   -

I,  [name]                , Executive Vice President of Sovereign Bank, certify that:

1.  I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by this annual report, of PHEAA Student Loan Trust I Student Loan Asset-Backed Notes, Series 200   - (the “Registrant”);

2.  Based on my knowledge, the information contained in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3.  Based on my knowledge, the distribution or servicing information required to be provided to the trustee by the servicer under the pooling and servicing, or similar, agreement, for inclusion in these reports is included in these reports;

4.  I am responsible for reviewing the activities performed by the servicer under the pooling and servicing, or similar, agreement and based upon my knowledge and the annual compliance review required under that agreement, and except as disclosed in the reports, the servicer has fulfilled its obligations under that agreement;

5.  the reports disclose all significant deficiencies relating to the servicer’s compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the standards set forth in the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in the indenture, servicing agreement, or similar, agreement that is included in these reports.

In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties: Manufacturers & Traders Trust Company, as indenture trustee and eligible lender trustee, the Pennsylvania Higher Education Assistance Agency, as trust administrator, and the PHEAA Student Loan Foundation, as depositor.

Date: , 200

Name:
Title: